             MODIFICATION/CHANGE IN TERMS AGREEMENT

     This  Modification/Change in Terms Agreement  ("MODIFICATION
AGREEMENT") is entered into the 23 day of October, 1998,  by  and
between   Paul-Son   Gaming  Supplies,   a   Nevada   corporation
("BORROWER") and Norwest Bank Nevada, N.A. ("BANK").


                            RECITALS

          On or about November 14, 1997, Bank extended to Borrower two loans. One loan was in the original principal amount of One Million Eight Hundred Thousand And No/100 Dollars ($1,800,000.00) ("Credit Facility 1"), and a second loan was in the original principal amount of One Million And No/100 Dollars ($1,000,000.00) ("Credit Facility 2").

          Credit Facility 1 was evidenced by a Promissory Note dated November 14, 1997 in the original principal amount of One Million Eight Hundred Thousand And No/100 Dollars ($1,800,000.00) ("Note 1"). Credit Facility 2 was evidenced by a Promissory Note dated November 14, 1997 in the original principal amount of One Million And No/100 Dollars ($1,000,000.00) ("Note 2").

          Notes 1 and 2 are secured, in part, by a Deed of Trust dated November 14, 1997, and recorded on November 20, 1997 as Instrument No. 00156 in Book 971120 of the official records of the County Recorder of Clark County, Nevada (the "Deed of Trust"). Notes 1 and 2 are also secured, in part, by that certain Continuing Security Agreement dated November 14, 1997, executed by Borrower in favor of Bank ("Security Agreement").

          The terms of the loans evidenced by Notes 1 and 2 are further governed by various documents, including, but not limited to, that certain Letter Loan Agreement dated November 14, 1997 (the "Loan Agreement"). The Notes, the Deed of Trust, the Loan Agreement, and the Continuing Security Agreement, and the other documents executed in connection therewith are collectively referred to hereinafter as the "Loan Documents."

     Credit Facility 2 matures on October 31, 1998 ("Maturity Date 2"), and the Borrower has asked that the Bank extend Maturity Date 2, and to extend additional credit in the nature of a third credit facility in favor of Borrower. The Bank is willing to extend Maturity Date 2, and to provide additional financing in the nature of a third credit facility for Borrower's use, subject to the terms of this Modification Agreement.

     NOW,  THEREFORE, in consideration of the foregoing, and  for
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Note 2 is amended to reflect the Maturity Date of Note
          2 is extended to November 1, 1999.

     2.   The Loan Agreement is amended to reflect the following:

          (a) A new section is inserted on page one which shall read as follows:

              CREDIT FACILITY 3: Borrower agrees to borrow from Bank, and subject to the terms and conditions of this Agreement and the other Loan Documents, Bank agrees to loan, to or for the benefit of Borrower, a sum not to exceed Five Hundred Thousand and
              No/100 Dollars ($500,000.00) in the form of a non-revolving term loan. Indebtedness arising under Credit Facility 3 shall be evidenced by and bear interest as provided in Bank's form of promissory note, date October 23, 1998 ("Note 3"), which shall be duly signed and delivered to Bank by Borrower, and all notes taken in renewal or modification of, additional to or in substitution for it.

          (b) A sentence is added to the "LOAN PURPOSES" section on page one as follows:

              The  purpose  of Credit Facility 3  is  to  provide
              funds to purchase capital assets to be used in  the
              Borrower's   manufacturing  facility   located   in
              Mexico.

          (c) The  "MATURITY   DATES"  section  on  page  one  is
          amended to reflect that Maturity Date 2 is extended to November 1, 1999. Further, a new sentence is added as follows:

              The  Maturity Date of Credit Facility 3  is  August
              23, 2001 ("Maturity Date 3").

          (d) The  "INTEREST  RATES"  section  on   page  one  is
          amended to reflect that the interest on Credit Facility
          2  is  now  the  Base Rate PLUS one-percent  (1.00  %).
          Further, a new sentence is added as follows:

              Interest on Credit Facility 3 shall be calculated at an annual rate equal to the Base Rate PLUS one and three-quarters percent (1.75%), which rate is variable and may change as often as daily.

          (e) The "REPAYMENT" section on page two is amended to add the following:

              Credit Facility 3 shall be repaid in monthly installments of $13,888.89 PLUS all interest accrued and unpaid at the time of each monthly installment, beginning on November 23, 1998, and continuing on the twenty-third (23rd) day of each month until Maturity Date 3. On Maturity Date 3, all unpaid principal, all accrued interest and all other fees and charges shall be fully due and payable.

          (f) The "COLLATERAL" section on page two is amended to reflect that Credit Facility 3 shall be secured by the personal property described in the Loan Agreement and the Continuing Security Agreement, and by a second deed of trust on the real property described in the Loan Agreement and the Deed of Trust.

          (g) The "SIGNIFICANT COVENANTS" section is amended/ modified as follows:

              - SUBSECTION (V) is amended and fully restated as follows:

                   " within thirty (30) days of the end of each month, provide an accounts receivables and payables aging report (in a form acceptable to Bank), and a schedule of contracts in progress (containing such information required by Bank), and a borrowing base certificate (containing such information requited by Bank and in a form acceptable to
                   Bank), all signed by an authorized financial officer of Borrower."

              -  SUBSECTION (VIII) is deleted in its entirety.

              - A NEW SUBSECTION "(xviii)" is added which shall read as follows:

                   "during any calendar year in which this Agreement is in effect (beginning on the date of this Modification Agreement and continuing through Maturity Date 2), Borrower shall pay in full all outstanding principal and accrued interest on Credit Facility 2 and shall maintain a zero ($0.00) balance with respect to Credit Facility 2 for a period of thirty
                   (30) consecutive days."

              - A NEW SUBSECTION (ixx) is added which shall read as follows:

                   "maintain at all times during the term of this Agreement, a Minimum Cash Flow of 1.25x, measured on a quarterly basis. Minimum Cash Flow shall be calculated by determining the following: (Net Profit plus depreciation) divided by (prior period CPLTD, unfinanced CAPEX plus dividends).

              - A NEW SUBSECTION (xx) is added which shall read as follows:

                    on  an annual basis, on or before June 30  of
                   each year, provide information and access to Bank to allow Bank to conduct an audit regarding the value and sufficiency of the collateral for the Credit Facilities, which audit shall be at the expense of Borrower.

          (h) A NEW SECTION is added to the Loan Agreement which shall read as follows:

              CROSS-DEFAULT/CROSS-COLLATERALIZATION:   The   Bank
              and Borrower agree that a default in the performance relating to any Credit Facility shall be deemed a default of all Credit Facilities. Additionally, Bank and Borrower agree that all the collateral securing the obligations of one Credit Facility shall secure the obligations of all Credit Facilities, and Borrower grants to Bank a security interest in all such collateral for such purposes.

     3. At the time of the execution of this Modification Agreement by Borrower (except otherwise provided below), and as a condition of extending the term of the Note 2 and the granting of Credit Facility 3, Borrower shall pay to Bank a fee of $5000.00, plus all fees and costs incurred by Bank in relation to this Modification Agreement, including, without limitation, all legal fees, recording fees, and title fees (including, without limitation, the costs of any endorsements to any policies of title insurance required by Bank, in its discretion), and all other fees required under the Loan Documents.

     4. Nothing contained in this Agreement shall be construed to allow any third party to assume the rights or duties of Borrower under the terms of the Loan Documents, as modified and amended.

     5. All terms not defined herein (or redefined herein) shall have the meanings ascribed to those terms in the original
Loan Documents (as they may have previously been modified and amended).

     6. In the event that there is any conflict between the terms of this Agreement and the terms of the Loan Documents (as may have previously been modified or amended), the terms of this Agreement shall prevail and be controlling. Except as specifically provided herein, the terms of the Loan Documents remain in full force and effect.

     7. Borrower and Bank hereby confirm and agree that the Deed of Trust shall continue to secure all obligations and indebtedness of the Borrower created in relation to Credit Facilities 1 and 2. No present or future rights, remedies, benefits or powers belonging to the Bank, as beneficiary under the Deed of Trust, or the trustee thereunder, whether arising from Notes 1 and 2,

Deed of Trust or any other Loan Document, shall be affected, prejudiced or restricted by this Agreement.

     8. The Borrower and Bank both agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, the Loan, the Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing the Note (as amended) shall constitute a waiver of this arbitration agreement, or shall be prohibited by this arbitration agreement. This includes, without limitation: obtaining injunctive relieve or a temporary restraining order; invoking a power of sale under any mortgage or deed of trust; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property, with or without judicial process, pursuant to Article 9 of the Nevada Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing the Note, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitation, estoppel, waiver, laches and other similar doctrines, which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     9. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.


     IN WITNESS WBEREOF, the parties have signed this Agreement as of the date first above written.


BORROWER:                         BANK:

Paul-Son Gaming Supplies,         Norwest Bank Nevada, N.A.
a Nevada corporation


By:  /s/ Eric P. Endy             By:   /s/ Andrew B. George
   ---------------------------       ----------------------------
     Eric P. Endy, C.O.O.               Andrew B. George
Its: President                    Its:  Managing Officer

     ACKNOWLEDGMENT, CONSENT AND RATIFICATION OF GUARANTORS

     The undersigned Guarantor hereby consent to the terms of this Modification Agreement and acknowledge that its obligations arising under the Guarantee dated November 14, 1997, remain unaffected by the terms hereof. The undersigned Guarantor hereby ratifies and reaffirms all of the terms of the Guarantee dated November 14, 1997 and the Continuing Security Agreement signed by Guarantor in connection therewith on November 14, 1997.



Paul-Son Gaming Corporation,
a Nevada corporation


By:  /s/ Eric P. Endy
    --------------------------
     Eric P. Endy, C.O.O.
Its: President



Dated and effective as of the date first above written.

             DISBURSEMENT REQUEST AND AUTHORIZATION

=============================================================================

Borrower: Paul-Son Gaming Supplies, Inc.    Lender:  Norwest Bank Nevada,
          (TIN: 88-0126025)                          National Association
          1700 Industrial Road                       Las Vegas Business
          Las Vegas, NV  89102-2620                  Banking, Market 1
                                                     3300 West Sahara Avenue
                                                     Div. 100
                                                     Las Vegas, NV  89102

=============================================================================

LOAN  TYPE.   This is a Variable Rate (1.750% over  NORWEST  BANK
MINNESOTA BASE, making an initial rate of 9.750%), Principal Plus
Interest Loan to a Corporation for $500,000.00 due on August  23,
2001.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

       [ ] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL
           INVESTMENT.

       [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: To finance equipment to be used in Mexico.

FLOOD INSURANCE. As reflected on Flood Map No. 32003C 2170 D dated 08-16-1995, for the community of Las Vegas, City Of, the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards.
Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

            AMOUNT PAID TO BORROWER DIRECTLY:        $500,000.00
              $500,000.00 Deposited to Account # .
                                                   --------------
              NOTE PRINCIPAL:                        $500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

            PREPAID FINANCE CHARGES PAID IN CASH:          $0.00

            OTHER CHARGES PAID IN CASH:                $5,794.50
              $5,000.00 Application Fee
              $32.00 Flood Certification Fee
              $150.00 UCC Search Fee (est.)
              $70.00 Tax Services Contract
              $542.50 Attorney Fee
                                                   --------------
          TOTAL CHARGES PAID IN CASH:                  $5,794.50

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 23, 1998.

BORROWER:

PAUL-SON GAMING SUPPLIES, INC.


BY: /s/ Eric P. Endy
   -----------------------------
   ERIC P. ENDY, EXECUTIVE VICE
   PRESIDENT/COO/SECRETARY/DIRECTOR


=============================================================================

                [NEVADA TITLE COMPANY LETTERHEAD]


                        ESCROW DISCLAIMER
                        =================

TO:       NEVADA TITLE COMPANY

RE:       98-10-1654 SBD

DATE:     NOVEMBER 2, 1998

The undersigned parties acknowledge that the Escrow Agent's function is to be a disinterested third party, taking mutual instructions from the parties to a transaction for preparation of documentation to complete the principals' prior agreements.

The Escrow Agent is NOT AN ATTORNEY and CANNOT ADVISE the parties as to any legal business, regulations, disclosure requirements, or tax consequences of any provisions or instrument set forth or prepared in connection with this transaction. The undersigned have read and understand each document to which we have affixed our signature and have authorized and instructed Escrow Agent in the manner in which any blanks remaining in said forms are to be completed.

With regard to any questions we may have had pertaining to the Escrow Instructions, the Escrow Agent's role or participation in this escrow, or to the role of the Real Estate Broker, if any, we have received sufficient explanation. We understand that the subject escrow shall close in accordance with the matters set forth on the documents we have executed.

With regard to any questions we may have had pertaining to the new loan being obtained, if any, we have been made aware that the loan documents were not generated by Nevada Title Company, and that we have received sufficient explanation from the lender providing said loan.

DO NOT AFFIX YOUR SIGNATURES BELOW UNTIL YOU HAVE READ AND AGREED
WITH THE MATTERS SET FORTH ABOVE. SHOULD YOU STILL HAVE QUESTIONS
WITH  REGARD TO THE ABOVE, YOU ARE ADVISED TO SEEK THE ADVICE  OF
AN INDEPENDENT LEGAL COUNSEL.

SELLERS                            BUYERS

                                   PAUL-SON GAMING SUPPLIES, INC.

                                   /s/ Eric P. Endy, C.O.O.
                                   ------------------------------

                                   /s/ John M. Garner, C.F.O.
                                   ------------------------------

                [NEVADA TITLE COMPANY LETTERHEAD]


TO:       NEVADA TITLE COMPANY

RE:       98-10-1654 SBD

DATE:     NOVEMBER 2, 1998


               COMPLIANCE AGREEMENT

In the event a post-closing or post-disbursement adjustment is necessary by an entity involved with this escrow transaction, the undersigned authorizes Nevada Title Company to, if immediate action be necessary, advance funds on their behalf to effect an accurate closing settlement. The undersigned, upon notification, and the opportunity to investigate such advances, agrees to fully cooperate and pay to Nevada Title Company any and all funds so advanced on their behalf.

               DEMAND STATEMENTS, FEES, RECONVEYANCE FEES

Escrow Agent is directed to file the necessary Trust Deeds and other instruments and pay any encumbrance which a title search reveals against the subject property, except as set forth herein. Nevada Title Company is authorized and directed to pay said encumbrances as directed by the lienholder thereof, acting solely upon the written direction of such lienholder, and it is expressly understood and agreed that Nevada Title Company assumes no liability for the accuracy of any such statement or direction. NOTWITHSTANDING ANY PROVISION IN THE TRUST DEEDS BEING PAID OFF THROUGH THIS TRANSACTION, NEVADA TITLE COMPANY SHALL CHARGE A TRUSTEE FEE AS MAY BE REQUIRED TO RECONVEY THE TRUST DEED OF
RECORD. Escrow Agent is expressly authorized to charge to the account of the party obligated to pay same, any charge or expense incurred in connection with this transaction or the terms thereof. Escrow Agent is further directed and authorized to reimburse itself for any charges which it may incur during this escrow by charging such amount to the party obligated to pay same.


                                   BORROWERS

                                   PAUL-SON GAMING SUPPLIES, INC.

                                   /s/ Eric P. Endy, C.O.O.
                                   ------------------------------

                                   /s/ John M. Garner, C.F.O.
                                   ------------------------------

                        PROMISSORY NOTE
==================================================================

Borrower: Paul-Son Gaming Supplies, Inc.    Lender: Norwest Bank of Nevada, National Association
          (TIN: 88-0126025)                         Las Vegas Business Banking, Market 1
          1700 Industrial Road                      3300 West Sahara Avenue
          Las Vegas, NV  89102-2620                 Div. 100
                                                    Las Vegas, NV  89102

==================================================================

Principal Amount: $1,000,000.00    Initial Rate: 9.750%     Date of Agreement: October 23, 1998



PROMISE TO PAY. Paul-Son Gaming Supplies, Inc. ("Borrower") promises to pay to Norwest Bank Nevada, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00), together with interest on the unpaid principal balance from October 23, 1998, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 33 principal payments of $13,888.89 each and one final principal and interest payment of $42,016.46. Borrower's first principal payment is due November 23, 1998, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date. Borrower's first interest payment is due November 23, 1998, and all subsequent interest payments are due on the same day of each month after that period. Borrower's final payment due August 23, 2001, will be for all principal and accrued interest not yet paid. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the NORWEST BANK MINNESOTA BASE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.75 percentage points over the Index, resulting in an initial rate of 9.750% per annum.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower or Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT.   Borrower will be in default if any  of  the  following
happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower become insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditors tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) Increase the variable interest rate on this Note to 18.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. This Note has been delivered to Lender and accepted by Lender in the State of Nevada. If there is a lawsuit Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, the State of Nevada (Initial Here EPE). Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which a grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

ARBITRATION. Except for "Core Proceedings" under the United States Bankruptcy Code, the Bank and the Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way (i)
the loan and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (iii) be conducted in accordance with the Commercial Arbitration rules of the American Arbitration Association ("AAA").

The arbitration requirement does not limit the right of either party to (i) foreclosure against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provision ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency or any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitations in determining any claim. Judgment upon the award rendered by the arbitrator may be

10-23-1998                PROMISSORY NOTE                  Page 2
Loan No. 227529-9002        (Continued)
=================================================================

entered in any court having jurisdiction.

MOTION PRACTICE. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

DISCOVERY. In any arbitration proceeding discovery will be permitted and will be governed by the Nevada Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for any extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

PAYMENT  OF  ARBITRATION COSTS AND FEES.   The  arbitrator  shall
award costs and expenses of the arbitration proceeding in accordance with provisions of the loan agreement, promissory note and/or other loan documents.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to any other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL  THE
PROVISIONS  OF  THIS NOTE, INCLUDING THE VARIABLE  INTEREST  RATE
PROVISION.   BORROWER  AGREES  TO  THE  TERMS  OF  THE  NOTE  AND
ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Paul-Son Gaming Supplies, Inc.


By:  /s/ Eric P. Endy
     Eric P. Endy, Executive Vice President
     /COO/Secretary & Director

=================================================================

                       CHANGE IN TERMS AGREEMENT
=================================================================

Borrower: Paul-Son Gaming Supplies, Inc.    Lender: Norwest Bank of Nevada, National Association
          (TIN: 88-0126025)                         Las Vegas Business Banking, Market 1
          1700 Industrial Road                      3300 West Sahara Avenue
          Las Vegas, NV  89102-2620                 Div. 100
                                                    Las Vegas, NV  89102

==================================================================
Principal Amount: $1,000,000.00    Date of Agreement: October 23, 1998

DESCRIPTION OF EXISTING INDEBTEDNESS. THE UNDERSIGNED IS INDEBTED TO NORWEST BANK NEVADA, NATIONAL ASSOCIATION, ("LENDER"), AS EVIDENCED BY A PROMISSORY NOTE DATED NOVEMBER 14, 1997, IN THE FACE AMOUNT OF $1,000,000.00, HAVING AN UNPAID PRINCIPAL BALANCE OF $850,000.00, WITH INTEREST ACCRUED TO OCTOBER 22, 1998, IN THE AMOUNT OF $6,876.72.

DESCRIPTION  OF  CHANGE  IN  TERMS.  LENDER  HEREBY  EXTENDS  THE
MATURITY DATE TO NOVEMBER 1, 1999.

ALL  TERMS  AND  CONDITIONS  OF THE LETTER/LOAN  AGREEMENT  DATED
NOVEMBER  14, 1997 SHALL REMAIN IN FULL FORCE AND EFFECT  EXXCEPT
AS  MODIFIED  WITHIN  THIS  PARAGRAPH OF  THIS  CHANGE  IN  TERMS
AGREEMENT.

EFFECTIVE THIS DATE, LENDER AMENDS THE INTEREST RATE TO BASE RATE
+ 1% PER ANNUM AS FURTHER DESCRIBED BELOW.

PROMISE TO PAY. Paul-Son Gaming Supplies, Inc. ("Borrower") promises to pay to Norwest Bank Nevada, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million and 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 1, 1999. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning November 23, 1998, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the NORWEST BANK MINNESOTA BASE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The index currently is 8.000% per annum. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 9.000% per annum. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly schedule payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished.
(d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to 18.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable. This Agreement has been delivered to Lender and accepted by Lender in the State of Nevada. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, the State of Nevada (Initial Here EPE). Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extend permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Eric P. Endy. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or
(b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if:
(a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that

10-23-1998             CHANGE IN TERMS AGREEMENT           Page 2
Loan No. 227529/9003          (Continued)
==================================================================

Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement;
(b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. The waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

ARBITRATION. Except for "Core Proceedings" under the United States Bankruptcy Code, the Bank and the Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way (i)
the loan and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (iii) be conducted in accordance with the Commercial Arbitration rules of the American Arbitration Association ("AAA").

The arbitration requirement does not limit the right of either party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before, during or after the pendency or any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

MOTION PRACTICE. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

DISCOVERY. In any arbitration proceeding discovery will be permitted and will be governed by the Nevada Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

PAYMENT  OF  ARBITRATION COSTS AND FEES.   The  arbitrator  shall
award costs and expenses of the arbitration proceeding in accordance with the provisions of the loan agreement, promissory note and/or other loan documents.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

Paul-Son Gaming Supplies, Inc.


By:  /s/
     Eric P. Endy, Executive Vice President/
     COO/Secretary and Director


LENDER:

Norwest Bank Nevada, National Association


By:  /s/
     Authorized Officer
=================================================================